4th Quarter Fiscal 2019 February 27, 2019 Results Conference Call

Forward Looking Statements, Non-GAAP Financial Measures and Other Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in the Company’s Transition Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 2, 2018 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, a reconciliation of those measures to the most directly comparable GAAP measures is provided on the Regulation G slides included as slides 14 through 19 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 2

Participants Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet Chief Legal Officer Agenda Opening Comments & Q4-19 Overview Industry Update Financial & Operational Highlights Outlook Conclusion Q&A 33

Introduction & Opening Comments  Q4-19 Results  Despite strong revenues, results were disappointing and gross margin underperformed compared to the Company’s previously announced guidance for Q4-19  Large customer program with growing revenues experienced costs that were more than expected reflecting in part its evolving objectives, processes, and priorities, as well as the introduction of new initiatives and the significant scale of the program  Going forward, margins on this customer program are expected to be lower than overall Company margins  Customer Update  On February 25th, the Company’s 5th largest customer filed a voluntary petition for reorganization  During the quarter ended January 26, 2019, the Company recorded a pre-tax non-cash charge of $17.2 million against approximately $45.0 million of total accounts receivable and contract assets related to this customer  The Company looks forward to working with this customer on collecting the balances owed and continues to provide services to this customer post-petition  Guidance  For fiscal 2020, the Company will revert to its prior practice of providing investors detailed quantitative guidance for the current quarter and directional guidance for the subsequent quarter  Changes to individual customers’ plans or activity levels that occur after the beginning of the calendar year have been more than we anticipated when we initiated annual guidance a year ago  Guidance is particularly sensitive to these types of changes due to the Company’s customer concentration See “Regulation G Disclosure” slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures. 4

Q4-19 Overview  Strong organic revenue growth of 13.7%  Contract revenues of $748.6 million for the quarter ended January 26, 2019, compared to $655.1 million for the quarter ended January 27, 2018  $20.4 million from storm restoration services for the quarter ended January 26, 2019, compared to $19.8 million for the quarter ended January 27, 2018  $5.9 million of contract revenues for the quarter ended January 26, 2019 from a previously acquired business  Operating performance  Non-GAAP Adjusted EBITDA of $59.8 million, or 8.0% of contract revenues, for the quarter ended January 26, 2019, compared to $59.6 million, or 9.1% of contract revenues, for the quarter ended January 27, 2018  Non-GAAP Adjusted Diluted EPS of $0.10 per share for the quarter ended January 26, 2019, compared to $0.12 per share for the quarter ended January 27, 2018  Solid operating cash flows and ample liquidity  Operating cash flows of $142.8 million in Q4-19  Liquidity of $463.1 million at Q4-19 consisting of availability under Senior Credit Facility and cash on hand  No outstanding revolver borrowings at the end of Q4-19 See “Regulation G Disclosure” slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures. 5

Industry Update  Industry increasing network bandwidth dramatically  Major industry participants deploying significant 1 gigabit wireline networks  Emerging wireless technologies are driving significant wireline deployments  Wireline deployments necessary to facilitate expected decades’ long deployment of fully converged wireless/wireline networks that will enable high bandwidth low latency applications  Industry effort required to deploy these converged networks continues to meaningfully broaden our set of opportunities. Total industry opportunities in aggregate, are robust.  Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in more than a dozen metropolitan areas to several customers  Have secured a number of converged wireless/wireline multi-use network deployments  Customers are pursuing multi-year initiatives that are being planned and managed on a market by market basis  Dycom’s ability to provide integrated planning, engineering and design, procurement and construction and maintenance services is of particular value to several industry participants  In addition to the timing challenges presented by a large customer program previously noted, normal timing volatility and customer spending modulations are expected as network deployment strategies and technologies evolve on other large scale network deployments. Tactical considerations may also impact timing.  Dycom’s competitively unparalleled scale and financial strength position it well to deliver valuable service to its customers 6

Revenue Highlights Organic % adjusted for revenues from acquired businesses and storm restoration services, when applicable. Non-GAAP Organic Growth (Decline) %  Q4-19 organic growth of 13.7% 30% 25%  Top 5 customers increased 19.4% 20% 14.9% organically 12.9% 13.7% 15% 10%  All other customers decreased 3.6% 4.6% 5% 0.8% organically 0% -5% (8.4)% (10.6)% (10.0)% -10% -15% Q3-17 Q4-17 Q1-18(a) Q2-18 (a) Q1-19 Q2-19 Q3-19 Q4-19 (a) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1-18 and Q2-18.  Top 5 customers represented 79.7% and 76.5% of revenues in quarters ended January 26, 2019 and January 27, 2018, respectively  Q4-19 Organic growth with all Top 5 customers:  AT&T at 12.5%  Verizon at 77.2%  Comcast at 0.9%  CenturyLink at 2.5% See “Regulation G Disclosure” slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures. 7

Backlog and Awards Financial charts - $ in millions (a) (a) (a) (a) (a) Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1-18 and Q2-18. Selected Current Awards and Extensions Approximate Customers Description Area Term (in years) AT&T Construction Services Wisconsin, Texas, South Carolina, Florida 3 CenturyLink Construction Services South Dakota, Minnesota, Wisconsin, Nebraska 1-3 Comcast Fulfillment Services Michigan, Illinois 1 Various Locating Services California, Virginia, Tennessee, Georgia 1-3 Rural Fiber Services Washington, Maine, West Virginia 1-5 Note: Our backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding twelve-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, we also consider the anticipated scope of the contract and information received from the customer in the procurement process. A significant majority of our backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. 8

Financial Highlights Financial charts - $ in millions, except earnings per share amounts As a % of Contract Revenues 9.1% 8.0%  Revenues of $748.6 million in Q4-19 increased organically 13.7% from the comparable prior period  Storm restoration services contributed $20.4 million of revenues during Q4-19, compared to $19.8 million in the comparable prior period  Previously acquired business contributed $5.9 million of revenues during Q4-19  Recognized pre-tax non-cash charge of $17.2 million related to receivables and contract assets for a customer that recently filed a voluntary petition for reorganization  Non-GAAP Adjusted EBITDA of $59.8 million, or 8.0% of revenues in Q4-19  Non-GAAP Adjusted Diluted EPS of $0.10 in Q4-19 See “Regulation G Disclosure” slides 14-19 for a reconciliation of GAAP to Non-GAAP financial measures. 9

Liquidity Overview Financial tables - $ in millions Financial profile remains strong Cash flows support scale of operations Liquidity Summary As of Cash Flow Summary Quarter Ended October 27, 2018 January 26, 2019 January 27, 2018 January 26, 2019 Cash and equivalents $ 21.5 $ 128.3 Cash provided by operating activities $ 103.7 $ 142.8 Capital expenditures, net of disposals $ (28.8) $ (33.8) Senior Credit Facility, matures Oct 2023: (a) Payments on Senior Credit Facility $ (4.8) $ - Revolving Facility $ - $ - Share repurchases $ - $ - Term Loan Facilities 450.0 450.0 Other financing & investing activities, net $ (10.7) $ (3.1) 0.75% Convertible Senior Notes, mature Sept 2021: Notional Value 485.0 485.0 Total Notional Amount of Debt $ 935.0 $ 935.0 Total Days Sales Outstanding ("DSO") (b) Net Debt (Notional Debt less Cash) $ 913.5 $ 806.7 January 26, 2019 103 January 27, 2018 95 Total Notional Amount of Debt (see above) $ 935.0 $ 935.0 Unamortized debt discount and debt fees on 0.75% Convertible Senior Notes (67.2) (61.8) The Company adopted Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers Debt, net of debt discount and fees $ 867.8 $ 873.2 (Topic 606) (“ASU 2014-09”) effective January 28, 2018, the first day of fiscal 2019. The adoption of ASU (c) 2014-09 resulted in certain balance sheet classification changes between unbilled accounts receivable and Availability on Revolving Facility $ 328.5 $ 412.9 contract assets (formerly referred to as costs and estimated earnings in excess of billings). For comparability Total Liquidity (d) $ 350.1 $ 463.1 with historical periods, the Company has presented total DSO, net of contract liabilities.  Balance sheet reflects the strength of our business  Capital expenditures, net of disposals at $33.8 million for the quarter ended January 26, 2019 and $142.0 million for fiscal  Liquidity of $463.1 million at the end of Q4-19 consisting of 2019 availability under Senior Credit Facility and cash on hand (d)  Cap-ex, net of disposals for fiscal 2020 anticipated at $150 - $160 million (a) The Company had $48.6 million of standby letters of credit outstanding under the Senior Credit Facility at both October 27, 2018 and January 26, 2019 (b) DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities (formerly referred to as billings in excess of costs and estimated earnings) divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. (c) As of January 26, 2019, Availability on Revolving Facility includes $78.1 million representing the incremental amount of eligible cash and equivalents above $50 million as permitted by the Company’s Senior Credit Facility. As of October 27, 2018, there was no incremental amount included as Cash and equivalents were less than $50 million. (d) As of January 26, 2019, Total Liquidity represents the sum of the Availability on Revolving Facility, the $50 million threshold amount of cash and equivalents referred to in footnote (c) above and other available cash and equivalents. As of October 27, 2018, Total Liquidity represents the sum of the Availability on Revolving Facility and $21.5 million of cash and equivalents. 10

Outlook for Quarter Ending April 27, 2019 (Q1-2020) Financial tables - $ in millions, except earnings per share amounts (% as a percent of contract revenues, except as noted for Effective income tax rate) Q1-20 Outlook Other Expectations Outlook Outlook Quarter Ended Quarter Ending Quarter Ended Quarter Ending April 28, 2018 April 27, 2019 April 28, 2018 April 27, 2019 Contract revenues $ 731.4 $ 750 - $ 800 Depreciation $ 37.7 $ 40.6 - $ 41.4 Amortization $ 5.7 $ 5.3 Share-based compensation $ 4.9 $ 5.0 - $5.5 (Included in General & Administrative Expense) GAAP Diluted Earnings per Common Share $ 0.53 $ 0.23 - $ 0.45 Non-GAAP Adjusted Interest expense $ 5.5 $ 7.3 (Excludes non-cash amortization of debt discount of $4.7 million for the quarter ended April 28, 2018 and expectation of $4.9 million for Q1-20) Non-GAAP Adjusted Diluted Earnings per $ 0.65 $ 0.34 - $ 0.56 Other income, net $ 7.7 $ 3.4 - $ 4.0 Common Share (Includes Gain on sales of fixed assets of $8.4 million for the quarter ended April 28, 2018 and expectation of $4.8 - $5.4 million for Q1-20) Non-GAAP Adjusted EBITDA % 10.1% Non-GAAP Non-GAAP Adjusted Effective income tax rate 27.3% 27.5% (as a % of Non-GAAP Adjusted Income before Adjusted EBITDA Taxes) % decreases from Q1-19 Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million See “Regulation G Disclosure” slides 14-20 for a reconciliation of GAAP to Non-GAAP financial measures. 11

Looking Ahead to the Quarter Ending July 27, 2019 (Q2-2020) Financial tables - $ in millions, except earnings per share amounts (% as a percent of contract revenues, except as noted for Effective income tax rate) Q2-20 Outlook Other Expectations Outlook Quarter Outlook Quarter Ended Ending Quarter Ended Quarter Ending July 28, 2018 July 27, 2019 July 28, 2018 July 27, 2019 Contract revenues $ 799.5 Total revenue Depreciation $ 39.0 $ 40.6 - $ 41.4 growth % of mid- Amortization $ 5.8 $ 5.3 single digit as a % Share-based compensation $ 6.0 $ 5.0 - $ 5.5 of revenue (Included in General & Administrative Expense) compared to Q2-19 Non-GAAP Adjusted Interest expense $ 5.7 $ 7.4 (Excludes non-cash amortization of debt discount Non-GAAP Adjusted EBITDA % 12.2% Non-GAAP of $4.8 million for the quarter ended July 28, 2018 Adjusted EBITDA and expectation of $5.0 million for Q2-20) % decreases Other income, net $ 4.2 $ 1.7 - $ 2.3 from Q2-19 (Includes Gain on sales of fixed assets of $4.9 million for the quarter ended July 28, 2018 and expectation of $3.1 - $3.7 million for Q2-20) Non-GAAP Adjusted Effective income tax rate 27.8% 27.5% (as a % of Non-GAAP Adjusted Income before Taxes) Non-GAAP Adjusted Diluted Shares 31.8 million 31.8 million See “Regulation G Disclosure” slides 14-20 for a reconciliation of GAAP to Non-GAAP financial measures. 12

Conclusion  Firm and strengthening end market opportunities  Fiber deployments in contemplation of emerging wireless technologies are underway in many regions of the country  Wireless construction activity in support of expanded coverage and capacity has begun to accelerate through the deployment of enhanced macro cells and new small cells  Telephone companies are deploying FTTH to enable 1 gigabit high speed connections  Cable operators are deploying fiber to small and medium businesses and enterprises. Fiber deep deployments and new build opportunities are underway.  Dramatically increased speeds to consumers are being provisioned  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of Dycom’s maintenance and operations business  Dycom is increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services  Encouraged that Dycom’s major customers are committed to multi-year capital spending initiatives 13

Appendix: Regulation G Disclosure Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used in this presentation as follows: • Non-GAAP Organic Contract Revenues – contract revenues from businesses that are included for the entire period in both the current and comparable prior periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year periods. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA – net income (loss) before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income – GAAP net income (loss) before the non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, certain impacts of Tax Reform, and certain non-recurring items. • Non-GAAP Adjusted Diluted Earnings per Common Share and Non-GAAP Adjusted Diluted Shares – Non-GAAP Adjusted Net Income divided by Non-GAAP Adjusted Diluted Shares outstanding. The Company has a note hedge in effect to offset the economic dilution of additional shares from the Company's 0.75% convertible senior notes due September 2021 (the "Notes") up to an average quarterly share price of $130.43. The measure of Non-GAAP Adjusted Diluted shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share excludes dilution from the Notes. Management believes that the calculation of Non-GAAP Adjusted Diluted shares to reflect the note hedge will be useful to investors because it provides insight into the offsetting economic effect of the hedge against potential conversion of the Notes. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount – The Company’s Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non- cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Non-cash charge for accounts receivable and contract assets – During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition for reorganization. The Company excludes the impact of this non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because it is not indicative of its underlying results or ongoing operations. • Impact on stock-based compensation expense from non-cash charge for accounts receivable and contract assets – The Company excludes the impact on stock-based compensation expense from the non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations. • Tax impact from Tax Reform - During the quarter ended January 27, 2018, the Company recognized an income tax benefit of approximately $32.2 million resulting from Tax Reform, primarily due to a reduction of net deferred tax liabilities. The Company has excluded this impact because it is a significant change in the U.S. federal corporate tax rate and because the Company believes it is not indicative of the Company’s underlying results or ongoing operations. • Tax impact of excess tax benefits or deficiencies – The Company excludes certain tax impacts resulting from the vesting and exercise of share-based awards as these amounts may vary significantly from period to period. Excluding these amounts from the Company’s Non-GAAP financial measures provides management with a more consistent measure for assessing financial results. • Tax impact of adjusted results – The tax impact of adjusted results reflects the Company’s effective tax rate used for financial planning for the applicable period. 14

# Appendix: Regulation G Disclosure

***Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures***
***Non-GAAP Organic Contract Revenues***
***Unaudited***
***($ in millions)***

| | Contract Revenues - GAAP | NON-GAAP ADJUSTMENTS: Revenues from acquired businesses [(a)] | NON-GAAP ADJUSTMENTS: Revenues from storm restoration services | NON-GAAP ADJUSTMENTS: Additional week as a result of our 52/53 week fiscal year [(b)] | Non-GAAP - Organic Contract Revenues | Revenue Growth (Decline)%: GAAP % | Revenue Growth (Decline)%: Non-GAAP - Organic % |
|---|---|---|---|---|---|---|---|
| ***Quarters Ended:*** | | | | | | | |
| *Q4-19 Organic Growth:* | | | | | | | |
| January 26, 2019 | $ 748.6 | $ (5.9) | $ (20.4) | $ - | $ 722.3 | 14.3% | 13.7% |
| January 27, 2018 | $ 655.1 | $ - | $ (19.8) | $ - | $ 635.3 | | |
| *Prior Quarters Organic Growth (Decline):* | | | | | | | |
| October 27, 2018 | $ 848.2 | $ (8.8) | $ (3.9) | $ - | $ 835.6 | 12.2% | 12.9% |
| October 28, 2017 | $ 756.2 | $ - | $ (15.9) | $ - | $ 740.3 | | |
| July 28, 2018 | $ 799.5 | $ (9.1) | $ (3.8) | $ - | $ 786.6 | 2.5% | 0.8% |
| July 29, 2017 | $ 780.2 | $ - | $ - | $ - | $ 780.2 | | |
| April 28, 2018 | $ 731.4 | $ (15.4) | $ (14.8) | $ - | $ 701.1 | (7.0)% | (10.0)% |
| April 29, 2017 | $ 786.3 | $ (7.1) | $ - | $ - | $ 779.2 | | |
| January 27, 2018 | $ 655.1 | $ (8.4) | $ (19.6) | $ - | $ 627.1 | (6.6)% | (10.6)% |
| January 28, 2017 | $ 701.1 | $ - | $ - | $ - | $ 701.1 | | |
| October 28, 2017 | $ 756.2 | $ (8.6) | $ (15.5) | $ - | $ 732.1 | (5.4)% | (8.4)% |
| October 29, 2016 | $ 799.2 | $ - | $ - | $ - | $ 799.2 | | |
| July 29, 2017 | $ 780.2 | $ (19.3) | $ - | $ - | $ 760.9 | (1.1)% | 4.6% |
| July 30, 2016 | $ 789.2 | $ (5.6) | $ - | $ (56.0) | $ 727.6 | | |
| April 29, 2017 | $ 786.3 | $ (23.0) | $ - | $ - | $ 763.4 | 18.3% | 14.9% |
| April 23, 2016 | $ 664.6 | $ - | $ - | $ - | $ 664.6 | | |

(a) Amounts represent contract revenues from acquired businesses that were not owned for the full period in both the current and comparable prior periods, including any contract revenues from storm restoration services for these acquired businesses.

(b) The quarter ended July 30, 2016 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in all other quarterly periods presented. The Non-GAAP adjustment is calculated independently for each comparative period as (i) contract revenues less, (ii) contract revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks.

*Note*: Amounts above may not add due to rounding.

**Use of Non-GAAP Financial Measures**

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14.

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# Appendix: Regulation G Disclosure

***Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures***
***Non-GAAP Organic Contract Revenues – Certain Customers***
***Unaudited***
***($ in millions)***

| | Total Contract Revenues | Top 5 Customers Combined [(a)] | All Other Customers (excluding Top 5 Customers) | AT&T | Verizon | Comcast | CenturyLink | Windstream |
|---|---|---|---|---|---|---|---|---|
| Contract Revenues - GAAP | | | | | | | | |
| Quarter Ended January 26, 2019 (Q4-19) | $ 748.6 | $ 596.3 | $ 152.3 | $ 157.4 | $ 156.3 | $ 143.6 | $ 109.6 | $ 29.5 |
| Quarter Ended January 27, 2018 (Q2-18) | $ 655.1 | $ 498.0 | $ 157.2 | $ 146.6 | $ 88.2 | $ 139.4 | $ 100.9 | $ 23.0 |
| **Contract Revenues - GAAP - % Changes** | **14.3%** | **19.7%** | **(3.1)%** | **7.4%** | **77.3%** | **3.0%** | **8.6%** | **28.6%** |
| Non-GAAP Adjustments | | | | | | | | |
| Revenues from business acquired (Q4-19) | $ (5.9) | $ (5.1) | $ (0.7) | $ (0.7) | $ - | $ (4.5) | $ - | $ - |
| Revenues from storm restoration services (Q4-19) | $ (20.4) | $ (20.2) | $ (0.2) | $ (1.7) | $ (0.0) | $ (9.1) | $ (6.5) | $ (2.9) |
| Revenues from storm restoration services (Q2-18) | $ (19.8) | $ (19.7) | $ (0.1) | $ (8.8) | $ - | $ (10.5) | $ (0.3) | $ (0.1) |
| Non-GAAP - Organic Contract Revenues | | | | | | | | |
| Quarter Ended January 26, 2019 (Q4-19) | $ 722.3 | $ 571.0 | $ 151.3 | $ 155.0 | $ 156.2 | $ 130.0 | $ 103.1 | $ 26.6 |
| Quarter Ended January 27, 2018 (Q2-18) | $ 635.3 | $ 478.3 | $ 157.0 | $ 137.7 | $ 88.2 | $ 128.9 | $ 100.6 | $ 22.9 |
| Non-GAAP - Organic Contract Revenues % Changes | | | | | | | | |
| **Organic Contract Revenues % Change** | **13.7%** | **19.4%** | **(3.6)%** | **12.5%** | **77.2%** | **0.9%** | **2.5%** | **16.1%** |

(a) Includes AT&T, Verizon, Comcast, CenturyLink, and Windstream

*Note*: Amounts above may not add due to rounding.

**Use of Non-GAAP Financial Measures**

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14.

16

# Appendix: Regulation G Disclosure

***Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures***
***Non-GAAP Adjusted EBITDA***
***Unaudited***
***($ in thousands)***

| | Quarter Ended | | Quarter Ended | |
|---|---|---|---|---|
| | January 26, 2019 | January 27, 2018 | July 28, 2018 | April 28, 2018 |
| | Q4-19 | Q2-18 | Q2-19 | Q1-19 |
| Reconciliation of net income to Non-GAAP Adjusted EBITDA: | | | | |
| Net (loss) income | $ (12,054) | $ 40,059 | $ 29,900 | $ 17,231 |
| Interest expense, net | 12,447 | 9,853 | 10,446 | 10,166 |
| Provision (benefit) for income taxes | (3,345) | (37,888) | 11,544 | 6,478 |
| Depreciation and amortization | 45,909 | 42,401 | 44,805 | 43,355 |
| Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA") | 42,957 | 54,425 | 96,695 | 77,230 |
| Gain on sale of fixed assets | (2,192) | (722) | (4,909) | (8,415) |
| Stock-based compensation expense | 1,910 | 5,897 | 6,048 | 4,863 |
| Non-cash charge for accounts receivable and contract assets | 17,157 | - | - | - |
| Non-GAAP Adjusted EBITDA | $ 59,832 | $ 59,600 | $ 97,834 | $ 73,678 |
| Contract revenues | $ 748,619 | $ 655,133 | $ 799,470 | $ 731,375 |
| *Non-GAAP Adjusted EBITDA % of contract revenues* | *8.0%* | *9.1%* | *12.2%* | *10.1%* |

*Note*: Amounts above may not add due to rounding.

**Use of Non-GAAP Financial Measures**
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14.

17

# Appendix: Regulation G Disclosure

DYCOM

***Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures***
***Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share***
***Unaudited***
***($ in thousands, except per share amounts)***

| | Quarter Ended | | | | | | Quarter Ended | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | January 26, 2019 | | | January 27, 2018 | | | July 28, 2018 | | | April 28, 2018 | | |
| | Q4-19 | | | Q2-18 | | | Q2-19 | | | Q1-19 | | |
| | *GAAP* | *Reconciling Items* | *Non-GAAP Adjusted* | *GAAP* | *Reconciling Items* | *Non-GAAP Adjusted* | *GAAP* | *Reconciling Items* | *Non-GAAP Adjusted* | *GAAP* | *Reconciling Items* | *Non-GAAP Adjusted* |
| Contract revenues | $ 748,619 | $ - | $ 748,619 | $ 655,133 | $ - | $ 655,133 | $ 799,470 | $ - | $ 799,470 | $ 731,375 | $ - | $ 731,375 |
| Costs of earned revenues, excluding depreciation and amortization | 633,279 | - | 633,279 | 540,633 | - | 540,633 | 642,376 | - | 642,376 | 599,573 | - | 599,573 |
| General and administrative expenses [a] | 73,540 | (15,306) | 58,234 | 60,370 | - | 60,370 | 64,555 | - | 64,555 | 62,283 | - | 62,283 |
| Depreciation and amortization | 45,909 | - | 45,909 | 42,401 | - | 42,401 | 44,805 | - | 44,805 | 43,355 | - | 43,355 |
| Total | 752,728 | (15,306) | 737,422 | 643,404 | - | 643,404 | 751,736 | - | 751,736 | 705,211 | - | 705,211 |
| Interest expense, net [b] | (12,447) | 4,881 | (7,566) | (9,853) | 4,623 | (5,230) | (10,446) | 4,750 | (5,696) | (10,166) | 4,672 | (5,494) |
| Other income, net | 1,157 | - | 1,157 | 295 | - | 295 | 4,156 | - | 4,156 | 7,711 | - | 7,711 |
| Income (loss) before income taxes | (15,399) | 20,187 | 4,788 | 2,171 | 4,623 | 6,794 | 41,444 | 4,750 | 46,194 | 23,709 | 4,672 | 28,381 |
| Provision (benefit) for income taxes [c] [d] | (3,345) | 4,886 | 1,541 | (37,888) | 40,918 | 3,030 | 11,544 | 1,314 | 12,858 | 6,478 | 1,275 | 7,753 |
| Net (loss) income | $ (12,054) | $ 15,301 | $ 3,247 | $ 40,059 | $ (36,295) | $ 3,764 | $ 29,900 | $ 3,436 | $ 33,336 | $ 17,231 | $ 3,397 | $ 20,628 |
| Diluted (loss) earnings per share | $ (0.38) | $ 0.49 | $ 0.10 | $ 1.24 | $ (1.12) | $ 0.12 | $ 0.94 | $ 0.11 | $ 1.05 | $ 0.53 | $ 0.12 | $ 0.65 |
| Shares used in computing Diluted (loss) earnings per share (in 000's) [e] [f] | 31,360 | 419 | 31,778 | 32,218 | (435) | 31,784 | 31,954 | (120) | 31,834 | 32,408 | (615) | 31,793 |

(a) During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Partially offsetting this charge, the Company's stock-based compensation expense was reduced by approximately $1.9 million for the quarter ended January 26, 2019 as a result of the pre-tax non-cash charge for accounts receivable and contract assets recognized during the quarter ended January 26, 2019. Excluding the impact of these items, Non-GAAP general and administrative expenses was $58.2 million, or 7.8% of contract revenues, for the quarter ended January 26, 2019.

(b) Non-GAAP Adjusted interest expense, net excludes the non-cash amortization of the debt discount associated with the Notes.

(c) Non-GAAP Adjusted provision (benefit) for income taxes excludes the tax related impacts of the reconciling items referred to in footnotes (a) and (b) above as well as for the tax effects of the vesting and exercise of share-based awards.

(d) During the quarter ended January 27, 2018, the Company recognized an income tax benefit of approximately $32.2 million resulting from Tax Reform, primarily due to the re-measurement of the Company's net deferred tax liabilities at a lower U.S. federal corporate income tax rate.

(e) The Company has a note hedge in effect to offset the economic dilution of additional shares from the Notes up to an average quarterly share price of $130.43 per share. Non-GAAP Adjusted Diluted Shares exclude the GAAP dilutive share effect of the Notes for the quarters ended January 27, 2018, July 28, 2018 and April 28, 2018.

(f) GAAP diluted shares for the quarter ended January 26, 2019 excludes 418,695 common stock equivalents related to share-based awards as their effect would be anti-dilutive. Non-GAAP Adjusted Diluted Shares includes the dilutive effect of these additional shares.

*Note*: Amounts above may not add due to rounding.

**Use of Non-GAAP Financial Measures**

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14.

18

Appendix: Regulation G Disclosure Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Outlook – Non-GAAP Diluted Earnings per Common Share Unaudited Quarter Ending April 27, 2019 GAAP Diluted Earnings per common share $0.23 - $0.45 Adjustment Addback of after-tax non-cash amortization of debt discount on Notes (a) 0.11 Non-GAAP Adjusted Diluted Earnings per Common Share $0.34 - $0.56 Diluted shares (in millions) 31.8 (a) The Company expects to recognize approximately $4.9 million in pre-tax interest expense during the quarter ending April 27, 2019 for the non-cash amortization of the debt discount associated with the Notes. Note: Amounts above may not add due to rounding. Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14. 19

4th Quarter Fiscal 2019 February 27, 2019 Results Conference Call